Exhibit 99.1
Validus Holdings, Ltd.
Bermuda Commercial Bank Building
19 Par-la-Ville Road
Hamilton, HM 11
Bermuda
Mailing Address:
Suite 1790
48 Par-la-Ville Road
Hamilton, HM 11
Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
VALIDUS FILES LAWSUIT AGAINST IPC HOLDINGS AND
MAX CAPITAL GROUP
Seeks to Eliminate Excessive $50 Million Termination Fee and Restrictive “No-Talk”
Provision Contained in IPC-Max Agreement
Hamilton, Bermuda — April 28, 2009 - Validus Holdings, Ltd. (“Validus”) (NYSE: VR) announced today that it has filed legal proceedings in the Supreme Court of Bermuda against IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR), IPC Limited and Max Capital Group Ltd. (“Max”) that challenge the $50 million termination fee and “no-talk” provision contained in the Agreement and Plan of Amalgamation between IPC and Max, dated as of March 1, 2009, as amended on March 5, 2009 (the “Max Amalgamation Agreement”).
Validus is seeking among other things an injunction to restrain payment of the termination fee and to restrain operation of the “no-talk” provision on the bases that (1) because of its excessive size, the termination fee amounts to an unlawful penalty under Bermuda law and is accordingly unenforceable, and (2) entry into the Max Amalgamation Agreement, in circumstances where the agreement contained the termination fee and “no-talk” provision, constituted a breach of the directors’ fiduciary duties.
As previously disclosed, if the termination fee is eliminated or reduced, Validus will not object to IPC’s paying the amount by which the termination fee is reduced as a dividend to IPC shareholders, so that IPC shareholders — and not Max or Validus shareholders — will share in the value obtained.
Details of Validus Amalgamation Offer
On March 31, 2009, Validus delivered a binding offer to the Board of Directors of IPC for the amalgamation of Validus and IPC in an exchange of shares whereby each IPC common share would be exchanged for 1.2037 Validus common shares (the “Validus Amalgamation Offer”). The Validus Amalgamation Offer would provide IPC shareholders with an 18% premium based on the closing stock market prices of both companies on March 30, 2009, the last day of unaffected trading prior to the Validus Amalgamation Offer. In addition, IPC shareholders would benefit from the superior growth prospects of a combined company that would be a leading carrier in Bermuda’s short-tail reinsurance and insurance markets, with a strong balance sheet and quality diversification in the most profitable business lines.

Validus believes that the Amalgamation Offer is clearly superior to the Max Amalgamation Agreement, which would provide IPC’s shareholders little or no premium for their shares. In addition, the proposed Max amalgamation would combine IPC with an unprofitable company under the guise of “diversification,” and expose IPC’s shareholders to Max’s investment portfolio of high-risk alternative investments and non-agency asset-backed securities.
After IPC refused to engage in discussions with Validus, on April 9, 2009, Validus filed preliminary proxy materials with the U.S. Securities and Exchange Commission (“SEC”) in connection with IPC’s Annual General Meeting of shareholders, which urge IPC shareholders to vote “AGAINST” the proposed Max amalgamation.
Shareholders who have questions, or need assistance in voting their shares, should call Validus’ proxy solicitors, Georgeson, Inc., Toll-Free at 888-274-5119; Banks and Brokers should call 212-440-9800.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley
Sard Verbinnen & Co
+1-212-687-8080
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to consummate the proposed transaction on the terms set forth in our offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with our offer; 3) uncertainty as to the long term value of Validus’ common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of our risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) our limited operating history; 9) our ability to successfully implement our business strategy during “soft” as well as “hard” markets; 10) adequacy of our loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot Holdings Ltd. or other businesses we may acquire or new business ventures we may start including, without limitation, the transaction with IPC; 18) the effect on our investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed transaction, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of any litigation arising from Validus’ offer for IPC.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this news release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Transaction and Where to Find It:
This material is not a substitute for the proxy statements that Validus has filed or the proxy statement/registration statement that Validus may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed transaction. Validus has filed a preliminary proxy statement with the SEC (the “Preliminary Proxy Statement”) seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE PROXY STATEMENT/REGISTRATION STATEMENT THAT VALIDUS MAY FILE WITH THE SEC AND ANY OTHER RELEVANT DOCUMENTS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through the investor contacts listed above.
Participants in the Solicitation:
Validus, its directors, and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed transaction. Information about Validus’ directors and participant executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
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